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                                                                                                                     EXHIBIT 99

Statement of Cash Flows                                 FirstEnergy Corp.
for the quarters ended                                     (Unaudited)
(In thousands)

                                              2001         2002                                             2003
                                             31-Dec       31-Mar       30-Jun     30-Sep       31-Dec      31-Mar      30-Jun
Cash Flows from Operating Activities:
Net Income (loss)                           $ 168,633    $ 118,268   $ 207,898   $ 284,845    $(58,027)   $ 218,502   $ (57,888)
  Adjustments to reconcile net income
  (loss) to net
  cash from operating activities -
    Provision for depreciation and
     amortization                             244,966      309,374     300,405     310,417     385,647      324,862     309,022
    Nuclear fuel and lease amortization        26,730       20,965      19,598      20,191      19,753       14,918      15,578
    Other amortization, net                    (1,144)      (3,537)     (4,386)     (5,381)     (3,289)      (4,613)       (409)
    Deferred costs recoverable as
     regulatory assets                        (31,893)     (90,934)    (55,136)   (145,336)    (71,550)     (38,748)     81,558
    Avon asset impairment                           -            -           -           -      50,000            -           -
    Deferred income taxes, net                 96,682      (21,017)     33,517      20,891      23,341       31,352     (52,906)
    Investment tax credits, net                (7,579)      (6,746)     (6,967)     (6,767)     (7,845)      (6,259)     (6,247)
    Disallowed regulatory assets                    -            -           -           -           -            -     158,500
    Discontinued operations                         -            -           -           -      87,476            -      67,372
    Cumulative effect of accounting
     change                                         -            -           -           -           -     (174,663)          -
    Receivables                                99,023       60,095    (150,157)    (67,608)     72,363       (1,898)    (58,659)
    Materials and supplies                     10,278       18,163     (21,742)    (18,388)     (7,590)      11,413     (45,397)
    Accounts payable                          (56,875)      (3,004)     47,766      47,888     128,112       (7,115)    (27,928)
    Accrued taxes                            (140,291)      82,297       4,422      16,687     (66,840)      97,553     (75,699)
    Accrued interest                           (4,810)      86,579    (106,136)     79,063     (85,787)      89,599    (105,277)
    Deferred rents and sale/leaseback         (49,058)      44,400    (142,892)     58,731     (45,039)     (17,592)    (62,370)
    Prepayments & other                       (62,225)     109,551    (128,937)    113,841      38,525      (69,673)    (50,885)
              "BREAKDOWN OF OTHER"
 ---------------------------------------------------------------------------------------------------------------------------------
 |  Pension & retirement obligation                                                                                              |
 |   change                                    58,204       17,649      44,111      49,995     189,665       78,571      74,918  |
 |  JCP&L retail rate refund                        -            -           -     (17,434)    (25,582)     (27,512)    (24,889) |
 |  GPU Capital/GPU Power                                                                                                        |
 |   nonoperational items                      24,065      (69,127)    106,372     (25,078)     12,959        3,388      22,105  |
 |  GPU Capital tax refund                          -            -           -           -           -       51,073           -  |
 |  Net compensation accrual (payment)         41,011     (126,521)     56,584      27,171     (11,500)     (62,685)      3,758  |
 |  Energy derivative transactions             (6,961)     (33,936)     (4,838)    (12,602)    (55,954)     (41,214)    (36,988) |
 |  Interest rate hedge (related to                                                                                              |
 |   merger debt)                            (132,376)           -           -           -           -            -           -  |
 |  Offset of disallowed regulatory assets          -            -           -           -           -            -    (158,500) |
 |  All Other                                  23,985      (48,435)     62,641     (62,709)    (47,995)      (6,997)     52,962  |
 ---------------------------------------------------------------------------------------------------------------------------------
    Total -Other                                7,928     (260,370)    264,870     (40,657)     61,593       (5,376)    (66,634)
                                            ---------    ---------   ---------   ---------    --------    ---------   ---------

      Net cash provided from operating
       activities                           $ 300,365    $ 464,084   $ 262,123   $ 668,417    $520,843    $ 462,262   $  21,731
                                            =========    =========   =========   =========    ========    =========   =========



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